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                                                                   EXHIBIT 23.1


                     INDEPENDENT PUBLIC ACCOUNTANTS' CONSENT





As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 8-K/A as part of Exhibit 99.2, into Biomagnetic Technologies, Inc.'s previously filed Form S-8 No. 33-60743, No. 33-61057, No. 33-32260, No. 33-33179 and No. 33-68136.



/s/SVH Pricewaterhouse Coopers Oy
Authorized Public Accountants



Helsinki, Finland
March 3, 2000